SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2003

                                 LTX CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            Massachusetts                                    04-2594045
--------------------------------------------------------------------------------
           (State or other                                      (IRS Employer
    jurisdiction of incorporation)                           Identification No.)


          LTX Park at University Avenue, Westwood, Massachusetts      02090
--------------------------------------------------------------------------------
            (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

         On November 13, 2003, LTX Corporation announced its financial results for the quarter ended October 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section or
Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 13, 2003         LTX Corporation
       -----------------
                                  By:  /s/ Mark J. Gallenberger
                                       --------------------------
                                       Mark J. Gallenberger
                                       Vice President & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99.1                               Press release dated November 13, 2003